Exhibit 32

CERTIFICATION

In connection with the Quarterly Report of EQT Corporation (“EQT”) on Form 10-Q for the period ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of EQT.

/s/ Robert J. McNally	April 25, 2019
Robert J. McNally
President and Chief Executive Officer

/s/ Jimmi Sue Smith	April 25, 2019
Jimmi Sue Smith
Senior Vice President and Chief Financial Officer